                                                                    EXHIBIT 24.1





                               POWER OF ATTORNEY


       The person whose signature appears below hereby constitutes and appoints Joseph W. Halligan and David A. Lattanzio, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, no par value, of PharmChem Laboratories, Inc. offered in connection with the PharmChem Laboratories, Inc. 1997 Equity Incentive Plan, and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of September, 1997.



                               /s/ Richard D. Irwin
                            --------------------------
                            Name:  Richard D. Irwin

                                                                    EXHIBIT 24.1





                               POWER OF ATTORNEY


       The person whose signature appears below hereby constitutes and appoints Joseph W. Halligan and David A. Lattanzio, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, no par value, of PharmChem Laboratories, Inc. offered in connection with the PharmChem Laboratories, Inc. 1997 Equity Incentive Plan, and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of September, 1997.



                                /s/ Thomas S. Volpe
                             -------------------------------
                             Name:  Thomas S. Volpe